Exhibit 10.2

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of August 28, 2014 (this “Amendment”), to the Second Amended and Restated First Lien Credit Agreement, dated as of February 25, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among NEP/NCP HOLDCO, INC., a Delaware corporation (the “Borrower”), NEP GROUP, INC., a Delaware corporation (“Holdings”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), and each lender from time to time party thereto (the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has requested the issuance of additional Term Loans (the “Amendment No. 4 Incremental Term Loans”) in the form of a Term Commitment Increase pursuant to and on the terms set forth in Section 2.20(b) of the Credit Agreement;

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders providing the Amendment No. 4 Incremental Term Loans have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the Term Commitment Increase under the Credit Agreement pursuant to Section 2.20(b) thereof;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A (a “Joinder”) as an Amendment No. 4 Incremental Term Lender will make Amendment No. 4 Incremental Term Loans to the Borrower in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 4 Effective Date (as defined below), the proceeds of which will be used by the Borrower to pay for a portion of the Mira Acquisition and pay the fees and expenses incurred in connection with the Mira Acquisition, this Amendment and the transactions contemplated hereby and thereby; and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1 Defined Terms. As used in this Amendment, the following terms shall have the meanings set forth below:

“Amendment No. 4 Arrangers” means Barclays Bank PLC and Morgan Stanley Senior Funding, Inc., in their capacity as joint lead arrangers and joint bookrunners under this Amendment.

“Mira Acquisition” means the acquisition by NEP Supershooters, LP, a wholly-owned subsidiary of the Borrower, of certain assets of the Sellers pursuant to the Mira Purchase Agreement.

“Mira Purchase Agreement” means (i) that certain Asset Purchase Agreement dated as of August 1, 2014, by and among NEP Supershooters, LP, Mira Mobile Television, Inc. and the other parties thereto, together with (ii) that certain Asset Purchase Agreement dated as August 1, 2014, by and among NEP Supershooters, LP, Mira Mobile Canada Inc. and other parties thereto.

“Mira Transactions” means (i) the Mira Acquisition, (ii) the incurrence of the Amendment No. 4 Incremental Term Loans and (iii) the transactions contemplated thereby and the payment of fees and expenses in connection therewith.

“Sellers” means Mira Mobile Television, Inc. and Mira Mobile Canada Inc.

“Specified Mira Purchase Agreement Representations” means such of the representations made by the Sellers and their subsidiaries in the Mira Purchase Agreement as are material to the interests of the Amendment No. 4 Incremental Term Lenders, but only to the extent that Holdings (or its Affiliates) has the right to terminate their obligations under the Mira Purchase Agreement or decline to consummate the Mira Acquisition, in each case as a result of a breach of such representations in the Mira Purchase Agreement.

“Specified Representations” means the representations by the Borrower and the Guarantors set forth in (i) Section 3.01 (after giving effect to the Acquisition), Section 3.02 (with respect to authorization, execution, delivery and performance and enforceability of the Loan Documents), Section 3.03(b)(i) and (b)(ii), Section 3.08, Section 3.14, Section 3.16, Section 3.18 and Section 3.19 of the Credit Agreement and (ii) Sections 2.03 and 3.02 of the Collateral Agreement.

Section 1.2 Other Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Incremental Term Loan

Section 2.1 Incremental Term Loans. The Borrower confirms and agrees that (i) it has requested an increase in the amount of Term Loans, to be referred to in the Credit Agreement as Amendment No. 4 Incremental Term Loans, in the aggregate principal amount of $45,000,000 from the Amendment No. 4 Incremental Term Lenders pursuant to and on the terms set forth in Section 2.20(b) of the Credit Agreement, effective on the Amendment No. 4 Effective Date and (ii) on the Amendment No. 4 Effective Date, the Borrower will borrow the full amount of Amendment No. 4 Incremental Term Loans from the Amendment No. 4 Incremental Term Lenders. Effective on and at all times after the Amendment No. 4 Effective Date, the Amendment No. 4 Incremental Term Loans will constitute Term Loans and, together with all Term Loans outstanding prior to the Amendment No. 4 Effective Date, will be construed as a single Class of Term Loans.

Section 2.2 Agreements of Incremental Term Lenders. Each Amendment No. 4 Incremental Term Lender agrees that (i) effective on and at all times after the Amendment No. 4 Effective Date, in addition to all Term Loans of such Lender (if any) outstanding prior to the

Amendment No. 4 Effective Date, such Amendment No. 4 Incremental Term Lender will be bound by all obligations of a Lender under the Credit Agreement in respect of the Amendment No. 4 Incremental Term Commitment in the amount set forth on its Joinder delivered to the Administrative Agent on or before the Amendment No. 4 Effective Date and (ii) on the Amendment No, 4 Effective Date, subject to the satisfaction or waiver of the conditions set forth in Article IV of this Amendment, such Amendment No. 4 Incremental Term Lender will fund Amendment No. 4 Incremental Term Loans in the amount of such Amendment No. 4 Incremental Term Lender’s Amendment No. 4 Incremental Term Commitment. On the Amendment No. 4 Effective Date, each Amendment No. 4 Incremental Term Lender which was not a Lender prior to the Amendment No. 4 Effective Date will become a Lender for all purposes of the Credit Agreement.

ARTICLE III

Amendments

Section 3.1 Amendments. Subject to the occurrence of the Amendment No. 4 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of August 28, 2014.

“Amendment No. 4 Effective Date” means August 28, 2014, the date of effectiveness of Amendment No. 4.

“Amendment No. 4 Incremental Term Commitment” means, as to each Amendment No. 4 Incremental Term Lender, the obligation of such Amendment No. 4 Incremental Term Lender to make an Amendment No. 4 Incremental Term Loan to the Borrower on the Amendment No. 4 Effective Date, in the aggregate principal amount set forth on the joinder agreement of such Amendment No. 4 Incremental Term Lender to Amendment No. 4.

“Amendment No. 4 Incremental Term Lender” means, at any time, any Lender that has an Amendment No. 4 Incremental Term Commitment or an Amendment No. 4 Incremental Term Loan at such time.

“Amendment No. 4 Incremental Term Loan” means a Loan made pursuant to Section 2.01(c).

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, (a) with respect to any Term B-2 Loan or Amendment No. 4 Incremental Term Loan, (1) 2.25% per annum, in the case of an ABR Loan, or (2) 3.25% per annum, in the case of a Eurocurrency

Loan and (b) with respect to any Revolving Loan, (1) 3.00% per annum, in the case of an ABR Loan, or (2) 4.00% per annum, in the case of a Eurocurrency Loan.

(c) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitment” means (a) with respect to any Lender, its Revolving Commitment, Other Revolving Commitment of any Class, Term Commitment, Amendment No. 3 Incremental Term Loan Commitment, Amendment No. 4. Incremental Term Loan Commitment, Other Term Commitment of any Class or any combination thereof (as the context requires) and (b) with respect to any Swingline Lender, its Swingline Commitment.

(d) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loans” means Loans made pursuant to clause (a), (b), (c) or (e) of Section 2.01, Other Term Loans and term loans made pursuant to a Term Commitment Increase, as the context requires (which, for the avoidance of doubt, shall include the Amendment No. 3 Incremental Term Loans, Amendment No. 3 Delayed Draw Term Loans and Amendment No. 4 Incremental Term Loans).

(e) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (e) to such Section:

“(e) Subject to the terms and conditions herein, each Amendment No. 4 Incremental Term Lender agrees to make an Amendment No. 4 Incremental Term Loan to the Borrower in an amount equal to such Lender’s Amendment No. 4 Incremental Term Loan Commitment. Borrower may make only one borrowing under the Amendment No. 4 Incremental Term Loan Commitments, which shall be on the Amendment No. 4 Effective Date. Any amount borrowed under this Section 2.01(e) and subsequently repaid or prepaid may not be reborrowed. Subject to Section 2.11, all amounts owed hereunder with respect to the Amendment No. 4 Incremental Term Loans shall be paid in full no later than the Term Maturity Date. The Amendment No. 4 Incremental Term Loan Commitment shall terminate immediately and without further action on the Amendment No. 4 Effective Date after giving effect to the funding of the Amendment No. 4 Incremental Term Loan Commitment on such date.”

(f) Section 2.10(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (B) thereof and inserting the following clause (C) before the proviso: “and (C) the Borrower shall repay Term Loan Borrowings with respect to Amendment No. 4 Incremental Term Loans on the last day of each March, June, September and December (commencing on September 30, 2014) in the principal amount of Term Loans equal to (i) the aggregate outstanding principal amount of Amendment No. 4 Incremental Term Loans immediately after the Amendment No. 4 Effective Date multiplied by (ii) 0.25%”.

(g) Section 3.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.17 Use of Proceeds. The Borrower will use the proceeds of (a) the Term Loans made on the Amendment No. 3 Effective Date to finance the 2014 Transactions, (b) the Term Loans made on the Amendment No. 3 Delayed Draw Effective Date to repay in full outstanding Term B-1 Loans, (c) the Term Loans made on the Amendment No. 4 Effective Date to finance the Mira Transactions and (d) the Revolving Loans and Swingline Loans made after the Effective Date for general corporate purposes (including Permitted Acquisitions).”

(h) Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.10 Use of Proceeds and Letters of Credit. The Borrower will use the proceeds of the Term Loans on the Second Restatement Effective Date to prepay certain term loans under the Second Lien Credit Agreement and refinance Original Term Loans under the Existing Credit Agreement. The Borrower will use the proceeds of the Term B-2 Loans made pursuant to the Term B-2 Commitments as provided in the recitals to this Agreement. The Borrower will use the proceeds of the Amendment No. 4 Incremental Term Loans made pursuant to the Amendment No. 4 Incremental Term Commitments to finance the Mira Transactions. The proceeds of the Revolving Loans and Swingline Loans drawn after the Effective Date will be used only for general corporate purposes (including Permitted Acquisitions). Letters of Credit will be used only for general corporate purposes.”

ARTICLE IV

Conditions to Effectiveness

Section 4.1 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which:

(a) The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor and the Administrative Agent. The Administrative Agent shall have received from each Amendment No. 4 Incremental Term Lender an executed counterpart to the applicable joinder agreement to this Amendment.

(b) The Mira Acquisition shall have been consummated or, substantially simultaneously with the initial funding of the Amendment No. 4 Incremental Term Loans on the Amendment No. 4 Effective Date, shall be consummated, in all material respects in accordance with the Mira Purchase Agreement.

(c) The Administrative Agent shall have received officer’s certificates in form and substance reasonably satisfactory to the Administrative Agent representing that, as of the date hereof (after giving effect to the Mira Acquisition and the incurrence of the Amendment No. 4 Incremental Term Loans), (i) the Specified Mira Purchase Agreement Representations are true and correct in all material respects and (ii) the Specified Representations are true and correct in all material respects (except in the event that a Specified Representation is by its terms qualified by “materiality” or “material adverse effect” in which case such Specified Representation is true and correct in all respects).

(d) Prior to or substantially concurrently with the funding of the Amendment No. 3 Incremental Term Loans, the Borrower shall have paid all fees required to be paid on the Amendment No. 4 Effective Date, including those set forth in the Fee Letter, dated August 1, 2014, by and among the Borrower and the Amendment No. 4 Arrangers, and all expenses required to be paid on the Amendment No. 4 Effective Date pursuant to the Commitment Letter, dated August 1, 2014, by and among the Borrower the Amendment No. 4 Arrangers (the “Commitment Letter”) for which invoices have been presented at least three Business Days prior to the Amendment No. 4 Effective Date.

(e) The Administrative Agent shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and officer’s certificates related thereto.

(f) The Administrative Agent shall have received the opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent.

(g) The Borrower and each of the Guarantors shall have provided at least three Business Days prior to the Amendment No. 4 Effective Date all documentation and other information to the Administrative Agent and the Lenders that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent the Borrower shall have received written requests therefor at least 10 calendar days prior to the Amendment No. 4 Effective Date.

(h) The Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries, taken as a whole, substantially in the form of Annex C-I to the Commitment Letter.

(i) The Administrative Agent shall have received a Borrowing Request.

(j) Since August 1, 2014, no Material Adverse Change (as defined in the Mira Purchase Agreement) shall have occurred.

(k) The Administrative Agent shall have received certified copies of Uniform Commercial Code, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Encumbrances).

(l) The Administrative Agent shall have received evidence of all documents and instruments required to create and perfect the Administrative Agent’s security interests in the Collateral shall have been executed and delivered and, if applicable, be in proper form for filing (or arrangements reasonably satisfactory to the Administrative Agent shall have been made for the execution, delivery and filing of such documents and instruments substantially concurrently with the consummation of the Mira Acquisition) (it being understood that, to the extent any security interest in any Collateral is not or cannot be provided and/or perfected on the Amendment No. 4 Effective Date (other than assets pursuant to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code after your use of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition to the availability of the Amendment No. 4. Incremental Term Loans on the Amendment No. 4 Effective Date, but instead shall be required to be delivered and/or perfected after the Amendment No. 4 Effective Date pursuant to arrangements and timing to be mutually agreed (but, in any event, no later than 90 clays after the Amendment No. 4 Effective Date or such longer period as may be agreed by the applicable Administrative Agent and the Borrower acting reasonably).

(m) The Administrative Agent shall have received a completed Perfection Certificate dated the Amendment No. 4 Effective Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby.

Section 4.2 Notification. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date.

ARTICLE V

Miscellaneous

Section 5.1 Counterparts. This Amendment may be executed in. any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.2 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 5.3 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.4 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.5 Tax Matters. For U.S. federal income tax purposes, the parties hereto intend to treat (a) the Amendment No. 4 Incremental Term Loans as a “qualified reopening” (within the meaning of Treasury Regulations Section 1.1275-2(k)) of the existing Term Loans and (b) the Term Loans (including the Amendment No. 4 Incremental Term Loans) as “grandfathered obligations” (within the meaning of Treasury Regulations Sections 1.1471-2(b)(2) and 1.1471-2T(b)(2)) for purposes of FATCA. Unless otherwise required by law (including the good faith resolution of a tax audit), no Borrower, Administrative Agent or Lender shall take any U.S. federal, state or local income tax position inconsistent with the preceding sentence.

Section 5.6 Effect of Amendment. On and after the Amendment No. 4 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions. obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 4 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NEP/NCP HOLDCO, INC., as the Borrower

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP GROUP, INC., as Holdings

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

AMERICAN HI DEFINITION, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

LIVE POWER, LLC

By:	Screenworks LLC
Its:	Sole Member

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

NEP BROADCASTING, LLC

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP IMAGE GROUP LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP II, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

NEP SUPERSHOOTERS, LP

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

SCREENWORKS LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

SVP I, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender and as Administrative Agent

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement]

BARCLAYS BANK PLC,
as Amendment No. 4 Incremental Term Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Amendment No. 4 to Credit Agreement]